UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                   FORM 8-K/A
                                 AMENDMENT NO. 1


                                       TO

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 APRIL 11, 2000


                          GOLFGEAR INTERNATIONAL, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



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           NEVADA                    000-28007                43-1627555
(STATE OR OTHER JURISDICTION     (COMMISSION FILE          (I.R.S. EMPLOYER
      OF INCORPORATION)               NUMBER)            IDENTIFICATION NUMBER)


                                12771 PALA DRIVE
                       GARDEN GROVE, CALIFORNIA 92841-3923
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (714) 899-4274
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

     This Amendment No. 1 to the Current Report on Form 8-K/A amends the Current Report on Form 8-K of GolfGear International, Inc., a Nevada corporation (the "Company") for the event dated April 11, 2000, as filed with the Securities and Exchange Commission on April 25, 2000.


ITEM  7.     FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


     The Company previously stated in Item 7 of its Form 8-K that it expected to file financial statements and pro forma financial information for the acquisition of certain assets within sixty days. Upon review of the requirements for filing financial statements of an acquired business, the Company has determined that the business acquired does not meet the requirements of filing financial statements for a significant business acquisition and such financial statements and pro forma financial information will therefore not be filed.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                        GOLFGEAR  INTERNATIONAL,  INC.




DATE:  JUNE  06,  2000                  BY:  /S/  Donald  A.  Anderson
             --                              -------------------------
                                             Donald  A.  Anderson,  President